UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2016 (November 15, 2016)

CHINA TELETECH HOLDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-130937	59-3565377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bao’an District, Guanlan Area, Xintian, Jun’xin Industrial Zone Building No. 9, 10, Shenzhen, Guangdong, China
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (850) 521-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Rescission Agreement

As previously reported, on January 28, 2015, certain Share Exchange Agreement (the “Jinke Exchange Agreement”) was entered into by and among China Teletech Holding Inc., a Florida corporation (“CNCT” or the “Company”), Shenzhen Jinke Energy Development Co., Ltd., a company organized under the laws of the People’s Republic of China (“Jinke”), and Guangyuan Liu, the holder of 97% of the equity interest of Jinke (the “Jinke Shareholder”), pursuant to which the Company agreed to issue an aggregate of 20,000,000 shares (the “Company Shares”) of its common stock, $0.001 par value per share (the “Common Stock”) to the Jinke Shareholder in exchange for 51% of the issued and outstanding securities of Jinke (the “Jinke Shares”). The Company issued 16,000,0000 shares of Company’s Common Stock on October 5, 2014 to the Jinke Shareholder. The transaction contemplated under the Jinke Exchange Agreement is hereinafter referred to as the “Jinke Reverse Merger”.

On November 15, 2016 (the “Effective Date”), the Company, Jinke and the Jinke Shareholder entered into a certain Mutual Rescission Agreement (the “Rescission Agreement”), whereby the parties agreed to rescind the Jinke Exchange Agreement and unwind the Jinke Reverse Merger as if they never occurred, for a consideration of 10,000,000 newly issued restricted shares (the “Rescission Shares”) of the Company’s common stock to be issued to the Jinke Shareholder upon closing of the transactions contemplated in the Rescission Agreement. Upon closing of the Rescission Agreement on Effective Date, the Jinke Shareholder returned and surrendered the Company Shares and the Company returned and surrendered the Jinke Shares and issued the Rescission Shares to Jinke Shareholder.

The foregoing summary of the material terms of the Rescission Agreement does not purport to be complete and is qualified in its entirety be reference to the Rescission Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Kuncheng Exchange Agreement (defined below)

On November 15, 2016, the Company, Liaoning Kuncheng Education Investment Co. Ltd., a company organized under the laws of the People’s Republic of China (the “Kuncheng”), and Kunyuan Yang, the sole shareholder of Kuncheng (the “Kuncheng Shareholder”), entered into a certain share exchange agreement (the “Kuncheng Exchange Agreement”) pursuant to which the Company agreed to purchase 51% of the equity ownership in Kuncheng, with the purchase price as an aggregate of 30,000,000 shares of Common Stock issued to the Kuncheng Shareholder (the “Kuncheng Share Exchange”).

In connection with the Kuncheng Share Exchange, Kuncheng shall appoint three additional members to the Board of Directors of the Company (the “Board”), including the Kuncheng Shareholder who will also be appointed as the Chairman of the Board, to be effective upon the Closing of Kuncheng Share Exchange.

The foregoing description of the Kuncheng Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein. Capitalized terms undefined herein this Item of the Report shall be defined in the Kuncheng Exchange Agreement filed as Exhibit 10.2 to this Report.

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Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. Upon closing of the transactions related to the Rescission Agreement, the Rescission Shares are being offered and issued in reliance upon the exemption from registration pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated thereunder.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation as a result of the Rescission Agreement.

Pursuant to the Rescission Agreement and in connection with the unwinding of Jinke Exchange Transaction, Mr. Guangyuan Liu, the Jinke Shareholder, resigned from the Board as of the Effective Date and effective immediately. The Jinke Shareholder did not resign as a result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies), or practices.

Appointment effective upon closing of the Kuncheng Share Exchange

Pursuant to the Kuncheng Exchange Agreement, upon closing of the Kuncheng Share Exchange, Mr. Kunyuan Yang and two other individuals designated by Kuncheng will be appointed to the Board, and Mr. Kunyuan Yang will also be appointed as chairman of the Board.

Mr. Kunyuan Yang founded Liaoning Kuncheng Education Investment Co., Ltd. in 2016 and has been its CEO since then to present. From July 2014 to present, Mr. Yang has been the chairman of Education Magazine for Fop Students, and the chairman of Shenyang International A-Level Center. From November 2012 to July 2014, Mr. Yang was the inspector of Business Department at the Investment Promotion Bureau of the Management Committee of Shenyang European Union Economic Development Zone. From August 2010 to October 2012, he was the executive director of Shenyang Kuncheng Real Estate Development Co., Ltd. Mr. Yang received his Sentosa Hospitality & tourism Advanced Diploma in September 2008, from Temasek Polytechnic in Singapore.

There are no family relationships between Kuncheng Shareholder and any other executive officer or director of the Company. As of Effective Date, there are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K, other than the Kuncheng Share Exchange disclosed in Item 1.01 of this Report, where Kuncheng Shareholder is the sole owner of Kuncheng.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

10.1	Mutual Rescission Agreement dated November 15, 2016 by and among China Teletech Holding Inc., Shenzhen Jinke Energy Development Co., Ltd., and Guangyuan Liu.

10.2	Share Exchange Agreement dated November 15, 2016 by and among China Teletech Holding Inc., Liaoning Kuncheng Education Investment Co. Ltd., and Kunyuan Yang.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Teletech Holding, Inc.

Date: November 15, 2016	By:	/s/ Yankuan Li
Name: Yankuan Li
Title: Chief Executive Officer (principal executive officer and duly authorized officer)

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